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                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 1999

                                   LASON, INC.
                     ---------------------------------------
             Exact name of Registration as Specified in its Charter


          DELAWARE                0-21407                       38-3214743
----------------------------     -----------              ----------------------
(State or other jurisdiction     (Commission                (I.R.S. Employer
     of incorporation)           File Number)             Identification Number)

         1305 STEPHENSON HIGHWAY
             TROY, MICHIGAN                                        48083
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)

                                 (248) 597-5800
                     ---------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  On June 30, 1999, Lason, Inc. (the "Company") acquired all of the outstanding shares of stock of M-R Group plc ("M-R"), a United Kingdom publicly-held company, effected by means of a Scheme of Arrangement ("Scheme of Arrangement") negotiated at arm's length under Section 425 of the Companies Act 1985, under the laws of the United Kingdom. M-R is a leading United Kingdom document and data management company.

                  Under the Scheme of Arrangement, M-R shareholders receive up to approximately 3,111,000 shares of Lason common stock (including shares to be issued upon exercise of outstanding M-R options). The shares of Lason common stock were issued in a ratio of 5.376 shares of common stock of the Company for every 100 M-R shares. On June 30, 1999, the closing price per share of common stock of the Company on the NASDAQ National Market System was $49.625. The shares of the common stock of Lason issued to M-R shareholders who are not affiliates (under United States securities laws) will be freely tradeable under the Securities Act of 1933, as amended.

                  The merger is to be accounted for as a pooling-of-interests for United States accounting purposes. In connection with the pooling-of-interests, each of the Directors of M-R, the M-R Group Employees' Share Ownership Plan Trust and the Directors of the Company entered into Affiliate Agreements pursuant to which they have agreed not to deal in the common stock of the Company until the Company has published consolidated financial results covering at least thirty days of operations of M-R and the Company.

                  The Company is not aware of any material relationship that existed between the Company, its officers and directors, on one hand, and M-R, its officers, directors and its shareholders, on the other hand, prior to the merger with M-R.

                  The Company intends to continue the utilization of the assets of M-R in a manner consistent with that of their historical usage, namely, providing a variety of data and document management services including scanning and conversion, electronic storage and retrieval, and micrographic and data management services.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements of M-R:
                           To be filed on or before September 13, 1999

                  (b)      Not applicable

                  (c)      Exhibits:

                           2.15 Transaction Agreement between Lason, Inc. and M-R Group plc dated March 25, 1999, is hereby incorporated by reference to Exhibit
                                    2.15 of registrant's Form 10-Q filed on May
                                    17, 1999, Commission File No. 0-21407.

                           2.16 Amendment Agreement between Lason, Inc. and M-R Group plc dated April 30, 1999 is hereby incorporated by reference to Exhibit

                                                               Page 2 of 4 Pages
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                                    2.16 of registrant's Form 10-Q filed on May
                                    17, 1999, Commission File No. 0-21407.

                           2.17 Amendment Agreement between Lason, Inc. and M-R Group plc dated May 13, 1999 is hereby incorporated by reference to Exhibit 2.17 of registrant's Form 10-Q filed on May 17, 1999, Commission File No. 0-21407.


SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  Dated:   July 15, 1999                      LASON, INC.



                                              By: /s/ William J. Rauwerdink
                                                 --------------------------
                                                   William J. Rauwerdink
                                                   Its: Executive Vice President


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                                  EXHIBIT INDEX


Exhibit                             Description

2.15 Transaction Agreement between Lason, Inc. and M-R Group plc dated March 25, 1999, is hereby incorporated by reference to Exhibit 2.15 of registrant's Form 10-Q filed on May 17, 1999, Commission File No.
                            0-21407.

2.16 Amendment Agreement between Lason, Inc. and M-R Group plc dated April 30, 1999 is hereby incorporated by reference to Exhibit 2.16 of registrant's Form 10-Q filed on May 17, 1999, Commission File No.
                            0-21407.

2.17 Amendment Agreement between Lason, Inc. and M-R Group plc dated May 13, 1999 is hereby incorporated by reference to Exhibit 2.17 of registrant's Form 10-Q filed on May 17, 1999, Commission File No.
                            0-21407.



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